UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): October 22, 2013

COMMITTED CAPITAL ACQUISITION CORPORATION

(Exact name of registrant as specified in its charter)

Delaware	000-52651	14-1961545
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)

411 W. 14th Street, 3rd Floor

New York, New York 10014

(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (646) 624-2400

712 Fifth Avenue, 22nd Floor

New York, New York 10019

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.  Other Events.

On October 22, 2013, we issued a press release announcing that FINRA had approved the Company’s voluntary change of ticker symbol, as quoted on the OTCQB market, to "STKS" from "CCAC" for our common stock, from "CCACW" to "STKSW" for our warrants and from “CCACU” to “STKSU” for our units, effective October 23, 2013. The ticker change aligns our stock symbol with the strong brand name we have developed with our STK restaurants. The press release is filed as Exhibit 99.1 hereto.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

Exhibit No.                        Description

99.1	Press Release, dated October 22, 2013

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SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated : October 22, 2013
COMMITTED CAPITAL ACQUISITION CORPORATION

	By:	/S/ SAMUEL GOLDFINGER
Samuel Goldfinger
Chief Financial Officer

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